UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21533

Western Asset Inflation Management Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2011

ITEM 1.                  SCHEDULE OF INVESTMENTS

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

FORM N-Q

SEPTEMBER 30, 2011

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

Schedule of investments (unaudited)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES — 80.8%
U.S. Treasury Bonds, Inflation Indexed	3.375%	1/15/12	1,755,981	$1,771,209
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	8,864,017	10,960,215
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	14,093,144	16,758,736
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	7,042,605	8,167,224
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	1,189,167	1,528,172
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	2,446,432	3,685,511
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	3,230,132	4,105,549	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	784,122	1,003,064
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/13	1,143,787	1,165,233
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	9,513,384	10,105,002
U.S. Treasury Notes, Inflation Indexed	1.250%	4/15/14	5,508,868	5,775,271
U.S. Treasury Notes, Inflation Indexed	2.000%	7/15/14	1,654,137	1,780,652
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	4,472,798	4,815,947
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	1,042,590	1,085,516
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	1,149,984	1,263,814
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	1,412,582	1,460,367
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	850,280	977,756
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	7,394,574	8,507,805
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	4,206,150	4,709,243
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	4,746,398	5,263,309
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	947,124	1,103,844
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	5,107,628	5,642,734
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	4,307,068	4,704,464
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	3,889,622	4,062,224
TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $97,985,607)				110,402,861
ASSET-BACKED SECURITIES — 0.2%
Asset-Backed Funding Certificates, 2004-FF1 M2	2.410%	1/25/34	281,257	52,809	(b)
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	73,417	1	(c)(d)(e)
GSAMP Trust, 2004-OPT M3	1.385%	11/25/34	112,907	42,647	(b)
Renaissance Home Equity Loan Trust, 2003-4 M3	2.135%	3/25/34	340,515	142,117	(b)
SACO I Trust, 2005-2 A	0.618%	4/25/35	8,853	3,365	(b)(c)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	71,380	1	(c)(d)(e)
TOTAL ASSET-BACKED SECURITIES (Cost — $894,001)				240,940
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.3%
Federal National Mortgage Association (FNMA), STRIPS, IO, 339 30	5.500%	7/1/18	1,964,305	191,625	(b)
Merit Securities Corp., 11PA B2	1.721%	9/28/32	98,920	96,477	(b)(c)
Structured Asset Securities Corp., 1998-2 M1	1.318%	2/25/28	20,560	18,275	(b)
Structured Asset Securities Corp., 1998-3 M1	1.218%	3/25/28	131,217	113,950	(b)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $247,096)				420,327
CORPORATE BONDS & NOTES — 3.3%
CONSUMER DISCRETIONARY — 0.2%
Automobiles — 0.2%
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	310,000	308,921
CONSUMER STAPLES — 0.6%
Beverages — 0.2%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.625%	4/15/15	190,000	203,599
Food Products — 0.4%
Kraft Foods Inc., Senior Notes	4.125%	2/9/16	550,000	586,259
TOTAL CONSUMER STAPLES				789,858
ENERGY — 0.4%
Oil, Gas & Consumable Fuels — 0.4%
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	270,000	303,750
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	29,000	31,393
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	180,000	188,640
TOTAL ENERGY				523,783

See Notes to Schedule of Investments.

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
FINANCIALS — 1.2%
Capital Markets — 0.3%
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	440,000		$452,991
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	1,050,000		0	(c)(d)(e)(f)
Total Capital Markets					452,991
Commercial Banks — 0.0%
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	550,000		0	(c)(d)(e)(f)
Consumer Finance — 0.4%
Ally Financial Inc., Senior Notes	7.500%	12/31/13	92,000		93,610
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	111,000		101,565
SLM Corp., Medium-Term Notes	8.000%	3/25/20	270,000		267,218
Total Consumer Finance					462,393
Diversified Financial Services — 0.4%
Bank of America Corp., Senior Notes	4.500%	4/1/15	310,000		294,033
Citigroup Inc., Senior Notes	6.010%	1/15/15	270,000		287,165
Total Diversified Financial Services					581,198
Insurance — 0.1%
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	80,000		84,177
TOTAL FINANCIALS					1,580,759
HEALTH CARE — 0.3%
Health Care Providers & Services — 0.3%
Tenet Healthcare Corp., Senior Secured Notes	9.000%	5/1/15	340,000		360,400
MATERIALS — 0.4%
Containers & Packaging — 0.3%
Ball Corp., Senior Notes	7.375%	9/1/19	330,000		349,800
Metals & Mining — 0.1%
Vale Overseas Ltd., Notes	6.875%	11/21/36	180,000		194,598
TOTAL MATERIALS					544,398
TELECOMMUNICATION SERVICES — 0.1%
Wireless Telecommunication Services — 0.1%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	90,000		100,824
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	100,000		106,600
TOTAL TELECOMMUNICATION SERVICES					207,424
UTILITIES — 0.1%
Independent Power Producers & Energy Traders — 0.1%
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	195,000		191,100
TOTAL CORPORATE BONDS & NOTES (Cost — $6,051,085)					4,506,643
MORTGAGE-BACKED SECURITIES — 1.0%
FHLMC — 0.8%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	6/1/17	34,933		36,014
Federal Home Loan Mortgage Corp. (FHLMC), Gold	8.500%	9/1/24	902,451		1,046,033
Total FHLMC					1,082,047
FNMA — 0.2%
Federal National Mortgage Association (FNMA)	5.500%	1/1/14	16,149		17,516
Federal National Mortgage Association (FNMA)	7.000%	10/1/18-6/1/32	217,859		248,843
Total FNMA					266,359
TOTAL MORTGAGE-BACKED SECURITIES (Cost — $1,248,554)					1,348,406
NON-U.S. TREASURY INFLATION PROTECTED SECURITIES — 8.9%
Australia — 1.2%
Australia Government, Bonds	3.000%	9/20/25	1,430,000	AUD	1,680,611

See Notes to Schedule of Investments.

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Canada — 4.1%
Government of Canada, Bonds	4.250%	12/1/21	2,065,721	CAD	$2,763,658
Government of Canada, Bonds	4.250%	12/1/26	1,229,805	CAD	1,814,957
Government of Canada, Bonds	2.000%	12/1/41	755,328	CAD	943,645
Total Canada					5,522,260
France — 3.6%
French Treasury Notes, Notes	0.450%	7/25/16	3,617,921	EUR	4,940,232
TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $12,616,742)					12,143,103
SOVEREIGN BONDS — 0.9%
India — 0.1%
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	170,000		141,950	(b)(c)
Mexico — 0.3%
United Mexican States, Medium-Term Notes	6.750%	9/27/34	266,000		328,510
United Mexican States, Medium-Term Notes	6.050%	1/11/40	44,000		49,940
Total Mexico					378,450
Russia — 0.5%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	160,000		158,200	(c)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	484,400		526,602	(c)
Total Russia					684,802
TOTAL SOVEREIGN BONDS (Cost — $1,197,843)					1,205,202

	EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS — 0.0%
U.S. Treasury 30-Year Bonds Futures, Put @ $135.00 (Cost - $103,136)	10/21/11	234	40,219
TOTAL INVESTMENTS — 95.4% (Cost — $120,344,064#)			130,307,701
Other Assets in Excess of Liabilities — 4.6%			6,277,118
TOTAL NET ASSETS — 100.0%			$136,584,819

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.  This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Illiquid security.
(e)	The coupon payment on these securities is currently in default as of September 30, 2011.
(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AUD	- Australian Dollar
CAD	- Canadian Dollar
EUR	- Euro
IO	- Interest Only
STRIPS	- Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
U.S. Treasury 10-Year Notes Futures, Put	10/21/11	$129.00	22	$9,625
U.S. Treasury 30-Year Bonds Futures, Put	10/21/11	132.00	234	14,625
TOTAL WRITTEN OPTIONS (Premiums received — $51,887)				$24,250

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Inflation Management Fund Inc. (the “Fund”) was incorporated in Maryland on March 16, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is total return. Current income is the Fund’s secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
U.S. Treasury inflation protected securities	—	$110,402,861	—	$110,402,861
Asset-backed securites	—	240,940	—	240,940
Collateralized mortgage obligations	—	420,327	—	420,327
Corporate bonds & notes	—	4,506,643	$0*	4,506,643
Mortgage-backed securities	—	1,348,406	—	1,348,406
Non-U.S. Treasury inflation protected securities	—	12,143,103	—	12,143,103
Sovereign bonds	—	1,205,202	—	1,205,202
Purchased options	$40,219	—	—	40,219
Total investments	$40,219	$130,267,482	$0*	$130,307,701
Other financial instruments:
Futures contracts	$40,143	—	—	$40,143
Forward foreign currency contracts	—	$894,610	—	894,610
Total other financial instruments	40,143	894,610	—	934,753
Total	$80,362	$131,162,092	$0*	$131,242,454

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$24,250	—	—	$24,250
Futures contracts	20,473	—	—	20,473
Forward foreign currency contracts	—	$71,482	—	71,482
Total	$44,723	$71,482	—	$116,205

†See Schedule of Investments for additional detailed categorizations.

* Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES
Balance as of December 31, 2010	$0*
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of September 30, 2011	$0*
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2011	—

* Value is less than $1.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are

Notes to Schedule of Investments (unaudited) (continued)

commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures Contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward Foreign Currency Contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Notes to Schedule of Investments (unaudited) (continued)

(g) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Stripped Securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Credit and Market Risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Foreign Investment risks.  The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund.  Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

Notes to Schedule of Investments (unaudited) (continued)

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2011, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $95,732. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$13,153,899
Gross unrealized depreciation	(3,190,262)
Net unrealized appreciation	$9,963,637

Transactions in reverse repurchase agreements for the Fund during the period ended September 30, 2011 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance*	Interest Rate*	Outstanding
$8,265,165	0.205%	$19,731,080

*Average based on the number of days the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.100% to 0.280% during the period ended September 30, 2011. Interest expense incurred on reverse repurchase agreements totaled $8,128.

During the period ended September 30, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2010	—	—
Options written	434	$162,308
Options closed	(64)	(53,792)
Options exercised	(28)	(4,503)
Options expired	(86)	(52,126)
Written options, outstanding as of September 30, 2011	256	$51,887

At September 30, 2011, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
3-Month Euribor	322	12/11	$112,145	$91,672	$(20,473)
U.S. Treasury 10-Year Notes	20	12/11	2,575,690	2,601,875	26,185
					5,712
Contracts to Sell:
3-Month Euribor	322	12/11	32,832	18,874	13,958
Net unrealized gain on open futures contracts					$19,670

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2011, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Australian Dollar	Credit Suisse	557,000	$536,205	11/16/11	$(51,430)
Australian Dollar	Credit Suisse	240,547	231,566	11/16/11	(18,434)
Euro Currency	JPMorgan Chase & Co.	16,000	21,430	11/16/11	(1,618)
					(71,482)
Contracts to Sell:
Australian Dollar	Credit Suisse	741,000	713,336	11/16/11	48,783
Australian Dollar	Credit Suisse	4,101,370	3,948,251	11/16/11	176,907
Canadian Dollar	Citibank, N.A.	1,582,551	1,508,662	11/16/11	93,775
Canadian Dollar	Citibank, N.A.	2,009,212	1,915,403	11/16/11	116,269
Canadian Dollar	Credit Suisse	2,300,428	2,193,022	11/16/11	129,282
Euro	Credit Suisse	3,690,880	4,943,526	11/16/11	318,193
Euro	JPMorgan Chase & Co.	120,000	160,727	11/16/11	11,401
					894,610
Net unrealized gain on open forward foreign currency contracts					$823,128

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2011.

		Written	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Purchased Options, at Value	Options, at Value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	$40,219	$(24,250)	$40,143	$(20,473)	—	—	$35,639
Foreign Exchange Contracts	—	—	—	—	$894,610	$(71,482)	823,128
Total	$40,219	$(24,250)	$40,143	$(20,473)	$894,610	$(71,482)	$858,767

During the period ended September 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$11,994
Written options	4,038
Futures contracts (to buy)	827,211
Futures contracts (to sell)	3,376,435
Forward foreign currency contracts (to buy)	1,542,175
Forward foreign currency contracts (to sell)	8,771,551

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Inflation Management Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: November 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: November 25, 2011

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date: November 25, 2011